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                                                                     EXHIBIT 22


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                                                           STANDARD FEDERAL BANCORPORATION, INC.
                                                    SUBSIDIARIES AND AFFILIATES AS OF DECEMBER 31, 1996

                                                            STANDARD FEDERAL BANCORPORATION, INC.
                                                                            |
                                                                            |
                                                                 STANDARD FEDERAL BANK
                                                                            |
        ____________________________________________________________________|___________________________________________________
        |            |           |        |          |           |        |         |     |       |      |       |             |
        |            |   Standard Service |  Standard Insurance  | Central Venture  |  Mackinac   |   Fidelity   |       Standard-
        |            |      Corporation   |   Agency (Michigan)  |   Corporation    |   Agency    | Corporation  |       Curti
Standard Financial   |           |        |                      |                  |             |              |       Insurance
  Corporation        |           |  Eureka Service        Central Mortgage  Bankers Home Loan  Mackinac   Bell Insurance  Agency
        |    Standard Brokerage  |   Corporation            Corporation      Insurance Agency   Realty       Agency            |
        |         Services       |                                                                                             |
        |                        |                                                                                             |
        |               ___________________                                                                                    |
    Kercheval           |                 |                                                                              Dan Gilbert
   Development  Standard Insurance   Tower Service                                                                      & Associates
     Company     Agency (Indiana)     Corporation
 (Joint Venture)


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